Exhibit 99.1

ReachLocal Reports 44% Annual Revenue Growth for 2010 and Announces Acquisition of DealOn

Direct Local Revenue Increases 54% and International Revenue Grows 266% over 2009

Announces Launch in Germany To Expand International Growth

(WOODLAND HILLS, CA) – February 15, 2011—ReachLocal, Inc. (NASDAQ:RLOC), a leader in local online marketing solutions for small- and medium-sized businesses (SMBs), today reported financial results for the fourth quarter and fiscal year ended December 31, 2010.

2010 Annual Results and Key Metrics at a Glance

(Amounts in 000’s except key metrics and per share amounts)

	FY 2010	FY 2009	% Change
Revenues	$291,689	$203,117	44%
Net Income (Loss)*	$(11,147)	$10,022	(211)%
Net Income (Loss) per Diluted Share*	$(0.42)	$0.41	(202)%
Adjusted EBITDA	$786	$1,393	(44)%
Underclassmen Expense	$36,073	$26,824	34%
Cash Flow from Operations	$17,675	$14,308	24%
Non-GAAP Net Income (Loss)	$(3,555)	$(1,900)	(87)%
Non-GAAP Net Income (Loss) per Diluted Share	$(0.14)	$(0.08)	(75)%

Revenue by Channel and Geography:
Direct Local Revenues	$217,846	$141,492	54%
National Brands, Agencies and Resellers (NBAR) Revenues	$73,843	$61,625	20%
International Revenues (included above)	$49,993	$13,650	266%

Key Metrics (at period end):
Active Advertisers	16,900	14,700	15%
Active Campaigns	22,700	18,600	22%
Total Upperclassmen	286	235	22%
Total Underclassmen	379	280	35%
Total IMCs	665	515	29%

* Full year results for 2009 include a one-time non-cash gain of $16.2 million in connection with the acquisition of the portion of ReachLocal Australia which the Company did not already own.

“During 2010, ReachLocal continued to be the premier provider of local online marketing solutions for small- and medium-sized businesses (SMBs). Our winning strategy of delivering a complete portfolio of online marketing solutions for SMBs through a combination of technology and a feet-on-the-street sales force drove strong revenue and operating cash flow growth. We continued to diversify our business in 2010, launching ReachCast, our award-winning digital presence product, and Bizzy, our personalized local recommendation engine, which are both off to a strong start,” said Zorik Gordon, President and CEO of ReachLocal. “Today we are also announcing our expansion into Germany and the acquisition of DealOn. This acquisition marks our entrance into the fast-growing local deals space, giving us an even broader range of product offerings to deliver to SMB advertisers. We enter 2011 with a more diversified and complete set of assets in local markets around the world than ever before.”

Quarterly Results at a Glance

(Amounts in 000’s except per share amounts)

	Q4 2010	Q4 2009	% Change
Revenues	$80,580	$59,802	35%
Net Income (Loss)	$(3,628)	$(1,640)	(121)%
Net Income (Loss) per Diluted Share	$(0.13)	$(0.07)	(86)%
Adjusted EBITDA	$41	$715	(94)%
Underclassmen Expense	$10,048	$7,575	33%
Cash Flow from Operations	$11,506	$2,192	425%
Non-GAAP Net Income (Loss)	$(1,208)	$(275)	(339)%
Non-GAAP Net Income (Loss) per Diluted Share	$(0.04)	$(0.01)	(300)%

Fourth quarter 2010 results include a discrete one-time accrual for a previously disclosed settlement of a class action lawsuit in the amount of $832,000 that impacted Adjusted EBITDA results.

Revenue by Channel and Geography
Direct Local Revenues	$61,030	$43,993	39%
National Brands, Agencies and Resellers (NBAR) Revenues	$19,550	$15,809	24%
International Revenues (included above)	$15,718	$8,439	86%

“Our strong operational and financial results for the fourth quarter include 39% year-over-year revenue growth for Direct Local and 86% year-over-year revenue growth from our international operations,” said CFO Ross Landsbaum. He added, “For calendar 2010, we delivered 44% revenue growth as the result of the increased number and productivity of our IMCs and continued expansion of our NBAR channel. At the same time, we delivered solid growth in operating cash flow, while substantially increasing our investment in underclassmen expense and product and technology.”

Business Outlook

“Looking ahead, ReachLocal has an outlook of continued 30-plus percent revenue growth and increasing adjusted EBITDA margins for calendar year 2011, all while continuing its investment in IMCs, new international territories, and new product development and launches,” said Ross Landsbaum, CFO of ReachLocal. “Our outlook reflects our 2010 year-end IMC count and IMC productivity growth, modest revenue impact from the DealOn acquisition, and minimal improvement in the macroeconomic climate in the SMB sector,” added Landsbaum.

The Company’s outlook for the first quarter and fiscal year 2011 is as follows:

First Quarter 2011

•	Revenues in the range of $83 to $85 million

•	Adjusted EBITDA in the range of ($0.5) to ($1.5) million

•	Ending Upperclassmen headcount of 295 to 315

•	Ending Underclassmen headcount of 400 to 420

•	Ending total IMC headcount of 695 to 735

Fiscal Year 2011

•	Revenues in the range of $380 to $400 million

•	Adjusted EBITDA in the range of $6 to $8 million

•	Ending Upperclassmen headcount of 400 to 440

•	Ending Underclassmen headcount of 345 to 385

•	Ending total IMC headcount of 745 to 825

The 2011 guidance reflects the acquisition of DealOn and assumes $5 million to $6 million in increased net costs to expand that business.

Conference Call and Webcast Information

The ReachLocal fourth quarter and fiscal year 2010 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time, on Tuesday, February 15, 2011, during which the Company will provide forward-looking information. To participate on the live call, analysts and investors should dial 877-941-4774 at least ten minutes prior to the call. ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at www.reachlocal.com.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics. In addition to the Company’s GAAP results, Management also considers non-GAAP measures of net income (loss), net income (loss) per share, and Adjusted EBITDA. Management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures. Management also tracks and reports on Underclassmen Expense, Active Advertisers, Active Campaigns and the total number of Internet Marketing Consultants (IMCs), as each of these metrics are important gauges of the progress of the Company’s performance.

The non-GAAP net income is defined as earnings before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs (including in the case of the February 2010 acquisition of SMB:Live, the amortization of acquired intangibles and the deferred cash consideration). Adjusted EBITDA is defined as net income (loss) before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations and amounts included in other non-operating income or expense.

Each of these non-GAAP measures, while having utility, also have limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;

•

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

•	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;

•

Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

•

Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

•	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;

•	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and

•	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue. While management believes that Underclassmen Expense provides useful information regarding the Company’s approximated investment in Underclassmen, the methodology used to arrive at the estimated Underclassmen Expense was developed internally by the Company, is not a concept or method recognized by GAAP and other companies may use different methodologies to calculate or approximate measures similar to Underclassmen Expense. Accordingly, the calculation of Underclassmen Expense may not be comparable to similar measures used by other companies. Management refers to sales through its sales force of Internet Marketing Consultants as its Direct Local channel. As the sale to agencies, resellers and national brands involves negotiations with businesses that generally represent an aggregated group of SMB advertisers, management groups them together as the National Brands, Agencies and Resellers (NBAR) channel.

Active Advertisers is a number the Company calculates to approximate the number of clients directly served through the Company’s Direct Local channel as well as clients served through the Company’s National Brands, Agencies and Resellers channel. The Company calculates Active Advertisers by adjusting the number of Active Campaigns to combine clients with more than one Active Campaign as a single Active Advertiser. Clients with more than one location are generally reflected as multiple Active Advertisers. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Advertisers includes entities with which the Company does not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Campaigns is a number the Company calculates to approximate the number of individual products or services the Company is managing under contract for Active Advertisers. For example, if the Company is performing both ReachSearch and ReachDisplay campaigns for a client, the Company considers that two Active Campaigns. Similarly, if a client purchased ReachSearch campaigns for two different products or purposes, the Company considers that two Active Campaigns. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s guidance for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934. These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including: (i) the Company’s ability to purchase media from Google, Yahoo! and Microsoft under commercially reasonable terms; (ii) the Company’s ability to recruit, train and retain its Internet Marketing Consultants; (iii) the Company’s ability to attract and retain customers; (iv) the Company’s ability to successfully enter new markets and manage its international expansion; (v) the Company’s ability to successfully develop and offer new products and services in the highly competitive online advertising industry; (vi) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (vii) our ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy. More information about these factors and other potential factors that could affect the Company’s business and financial results is contained in its final Prospectus related to its initial public offering filed pursuant to Rule 424(b) under the Securities Act with the SEC on May 19, 2010 and the Company’s updates in its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K . The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.

ReachLocal, Inc.’s (NASDAQ: RLOC) mission is to help small- and medium-sized businesses (SMBs) acquire, maintain and retain customers via the Internet. ReachLocal offers a comprehensive suite of online marketing solutions, including search engine marketing (ReachSearch™), Web presence (ReachCast™), display advertising (ReachDisplay™) and remarketing, online marketing analytics (TotalTrack®), and our out-of-the-box assisted chat service (TotalLiveChat™), each targeted to the SMB market. ReachLocal delivers this suite of services to SMBs through a combination of its proprietary technology platform and its direct, “feet-on-the-street” sales force of Internet Marketing Consultants and select third party agencies and resellers. Bizzy™, a personalized local business recommendation engine, and DealOn™, a local deals company, are wholly owned subsidiaries. ReachLocal is headquartered in Woodland Hills, CA, with offices throughout North America and in Australia, the United Kingdom and Germany.

Investor Relations:	Media Contact:
Alex Wellins The Blueshirt Group (415) 217-5861 alex@blueshirtgroup.com	David Glaubke Director of Corporate Communications ReachLocal, Inc. (818) 936-9908 dglaubke@reachlocal.com

(Tables to follow)

REACHLOCAL, INC.

UNAUDITED BALANCE SHEETS

(in thousands, except per share data)

	December 31, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$79,906	$35,379
Short-term investments	8,208	8,037
Accounts receivable, net	3,295	3,229
Prepaid expenses and other current assets	2,376	1,590

Total current assets	93,785	48,235
Property and equipment, net	6,710	4,900
Capitalized software development costs, net	10,803	5,099
Restricted certificates of deposit	801	1,131
Intangible assets, net	2,963	2,068
Other assets	1,400	967
Deferred offering costs	—	3,099
Goodwill	34,118	32,388

Total assets	$150,580	$97,887

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$27,471	$21,498
Accrued expenses	14,234	10,342
Deferred payment obligations	530	5,955
Deferred revenue	24,586	16,989
Other current liabilities	70	165

Total current liabilities	66,891	54,949
Deferred rent and other liabilities	1,673	820

Total liabilities	68,564	55,769

Stockholders’ Equity:
Common stock	—	1
Convertible preferred stock	—	4
Receivable from stockholder	(87)	(99)
Additional paid-in capital	98,135	47,247
Accumulated deficit	(16,044)	(4,897)
Accumulated other comprehensive loss	12	(138)

Total stockholders’ equity	82,016	42,118

Total liabilities and stockholders’ equity	$150,580	$97,887

REACHLOCAL, INC.

UNAUDITED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
Revenue	$80,580	$59,802	$291,689	$203,117
Cost of revenue	43,561	32,604	159,019	112,218
Operating expenses:
Selling and marketing	30,869	22,240	110,024	76,175
Product and technology	3,358	1,586	11,239	5,167
General and administrative	6,689	4,936	23,695	15,534

Total operating expenses	40,916	28,762	144,958	96,876

Loss from operations	(3,897)	(1,564)	(12,288)	(5,977)
Gain on acquisition of Reach Local Australia	—	—	—	16,223
Other income (expense), net	191	(33)	601	(7)

Loss before provision for income taxes	(3,706)	(1,597)	(11,687)	10,239
Provision (benefit) for income taxes	(78)	43	(540)	217

Net income (loss)	$(3,628)	$(1,640)	$(11,147)	$10,022

Net income (loss) per share available to common stockholders
Basic	$(0.13)	$(0.07)	$(0.42)	$0.44
Diluted	$(0.13)	$(0.07)	$(0.42)	$0.41

Weighted average common shares used in computation of net loss per share (5)
Basic	27,995	22,979	26,286	22,995
Diluted	27,995	24,608	26,286	24,613

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:
Stock-based compensation:
Cost of revenue	$32	$28	$244	$86
Selling and marketing	453	144	1,218	566
Product and technology	357	63	1,183	164
General and administrative	892	618	3,123	2,145

	$1,734	$853	$5,768	$2,961

Depreciation and amortization:
Cost of revenue	$97	$70	$364	$261
Selling and marketing	302	253	1,060	892
Product and technology	1,449	564	4,202	1,765
General and administrative	291	250	1,078	430

	$2,139	$1,137	$6,704	$3,348

REACHLOCAL, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except per share data)

	Year Ended December 31,
	2010	2009
Cash flow from operating activities:
Net income (loss)	$(11,147)	$10,022
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	6,704	3,348
Stock-based compensation, net	5,768	2,961
Provision for doubtful accounts	252	12
Provision for deferred income taxes	(702)	—
Interest and foreign currency gain on payment obligations, net	(102)	—
Write-off of stockholder loan	—	227
Gain on purchase of ReachLocal Australia	—	(16,223)
Changes in operating assets and liabilities:
Accounts receivable	(171)	49
Prepaid expenses and other current assets	(778)	(598)
Other assets	(430)	(105)
Accounts payable and accrued liabilities	10,301	8,382
Deferred revenue and other	7,980	6,233

Net cash provided by operating activities	17,675	14,308

Cash flow from investing activities:
Additions to property, equipment and software	(9,929)	(5,593)
Purchase of ReachLocal Australia, net or acquired cash	(5,853)	(3,083)
Purchase of SMB:LIVE, net of acquired cash	(2,759)	—
Purchases of certificates of deposit	(204)	(456)
Proceeds from maturity of certificates of deposit	589	—
Purchases of short term investments	(171)	(7,730)

Net cash used in investing activities	(18,327)	(16,862)

Cash flow from financing activities:
Proceeds from exercise of stock options	1,068	54
Proceeds from initial public offering	47,649	—
Deferred offering costs	(4,620)	(1,033)

Net cash provided by (used in) financing activities	44,097	(979)

Effect of exchange rates on cash	1,082	92

Net change in cash and cash equivalents	44,527	(3,441)
Cash and cash equivalents—beginning of period	35,379	38,820

Cash and cash equivalents—end of period	$79,906	$35,379

Reconciliation of Adjusted EBITDA to Loss from operations (in thousands)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
Loss from operations	$(3,897)	$(1,564)	$(12,288)	$(5,977)
Add:
Stock-based compensation, net	1,734	853	5,768	2,961
Depreciation and amortization	2,139	1,137	6,704	3,348
Acquisition and integration costs	65	77	602	389
Amortization for step-down in deferred revenue on acquisition, net of tax	—	212	—	672

Adjusted EBITDA (1)	$41	$715	$786	$1,393

Underclassmen Expense (2)	$10,048	$7,575	$36,073	$26,824

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended December 31, 2010 and 2009

(in thousands, except per share amounts)

	Three Months Ended December 31, 2010				Three Months Ended December 31, 2009
		Adjustments:				Adjustments:
	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$80,580	—	—	$80,580	$59,802	—	212	$60,014
Cost of revenue	43,561	(32)	—	43,529	32,604	(28)	—	32,576
Operating expenses:
Sales and marketing	30,869	(453)	—	30,416	22,240	(144)	—	22,096
Product and technology	3,358	(594)	(235)	2,529	1,586	(95)	—	1,491
General and administrative	6,689	(892)	(214)	5,583	4,936	(618)	(268)	4,050

Total Operating expenses	40,916	(1,939)	(449)	38,528	28,762	(857)	(268)	27,637

Loss from operations	(3,897)	1,971	449	(1,477)	(1,564)	885	480	(199)
Gain on acquisition of Reach Local Australia					—	—	—	—
Other income (expense), net	191	—	—	191	(33)	—	—	(33)

Loss before provision for income taxes	(3,706)	1,971	449	(1,286)	(1,597)	885	480	(232)
Provision for income tax	(78)	—	—	(78)	43	—	—	43

Net Loss	$(3,628)	1,971	449	$(1,208)	$(1,640)	885	480	$(275)

Net loss per share
Basic	$(0.13)			$(0.04)	$(0.07)			$(0.01)
Diluted	$(0.13)			$(0.04)	$(0.07)			$(0.01)
Weighted average shares outstanding (5)
Basic	27,995			27,995	23,384			23,384
Diluted	27,995			27,995	23,384			23,384

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Twelve Months Ended December 31, 2010 and 2009

(in thousands, except per share amounts)

	Twelve Months Ended December 31, 2010				Twelve Months Ended December 31, 2009
		Adjustments:				Adjustments:
	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$291,689	—	—	$291,689	$203,117	—	672	$203,789
Cost of revenue	159,019	(244)	—	158,775	112,218	(86)	—	112,132
Operating expenses:
Sales and marketing	110,024	(1,218)	(7)	108,799	76,175	(566)	—	75,609
Product and technology	11,239	(1,698)	(937)	8,604	5,167	(252)	—	4,915
General and administrative	23,695	(3,123)	(1,066)	19,506	15,534	(1,527)	(1,198)	12,809

Total Operating expenses	144,958	(6,039)	(2,010)	136,909	96,876	(2,345)	(1,198)	93,333

Loss from operations	(12,288)	6,283	2,010	(3,995)	(5,977)	2,431	1,870	(1,676)
Gain on acquisition of Reach Local Australia					16,223		(16,223)	—
Other income (expense), net	601	—	—	601	(7)	—	—	(7)

Loss before provision for income taxes	(11,687)	6,283	2,010	(3,394)	10,239	2,431	(14,353)	(1,683)
Provision (benefit) for income tax	(540)		701	161	217	—	—	217

Net Loss	$(11,147)	6,283	1,309	$(3,555)	$10,022	2,431	(14,353)	$(1,900)

Net income (loss) per share
Basic	$(0.42)			$(0.14)	$0.43			$(0.08)
Diluted	$(0.42)			$(0.14)	$0.43			$(0.08)
Weighted average shares outstanding (5)
Basic	26,286			26,286	23,229			23,229
Diluted	26,286			26,286	23,229			23,229

Footnotes

(1)	Adjusted EBITDA is defined as net income (loss) before interest, income taxes, depreciation and amortization expenses and excluding, when applicable, non-cash stock-based compensation, the effects of accounting for business combinations and amounts included in other non-operating income or expense.

(2)	Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue.

(3)	Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(4)	Acquisition Related Costs: Acquisition related costs, including the amortization of acquired intangibles and the deferred cash consideration for the SMB:Live acquisition, are excluded from the Non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

(5)	Weighted average shares outstanding: The weighted average shares outstanding prior to the initial public offering date of May 19, 2010 have been retroactively adjusted to reflect the conversion of the Company’s preferred stock into common stock. The periods after the initial public offering reflect the actual shares outstanding.